EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Centrus Energy Corp. for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, Amir V. Vexler, President and Chief Executive Officer, and Kevin J. Harrill, Senior Vice President, Chief Financial Officer, and Treasurer, each hereby certifies, that, to his knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Centrus Energy Corp.

February 9, 2024	/s/ Amir V. Vexler
Amir V. Vexler
President and Chief Executive Officer

February 9, 2024	/s/ Kevin J. Harrill
Kevin J. Harrill
Senior Vice President, Chief Financial Officer, and Treasurer